UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2011

FEDERAL HOME LOAN MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	000-53330	52-0904874

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102-3110

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Supplemental Executive Retirement Plan

On June 27, 2011, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) amended, with the approval of the Federal Housing Finance Agency (FHFA) on June 23, 2011, the company’s Supplemental Executive Retirement Plan (the SERP). The amendment is effective January 1, 2012.

A description of the SERP, prior to the amendment, is included in our annual report on Form 10-K for the year ended December 31, 2010. The principal changes to the SERP are discussed below.

Under the amendment, eligibility for the “Pension SERP Benefit” (as defined in the SERP) will be limited, and Executives (as defined in the SERP) whose employment with the company commences after December 31, 2011 (or who are rehired after that date) will not be eligible for the Pension SERP Benefit. However, non-Executives employed as of December 31, 2011 who are subsequently promoted to Executive positions will be eligible for the Pension SERP Benefit.

The amendment also revises the “Thrift/401(k) SERP Benefit” (as defined in the SERP). Under the amendment:

•	The portion of the Thrift/401(k) SERP Benefit attributable to the “Matching Contribution” (as defined in the SERP) will be determined based on 6% of eligible compensation for all eligible current and future Executives , effective January 1, 2012. Currently, this portion of the Thrift/401(k) SERP Benefit is determined based on a step-based formula that increases to 6% of eligible compensation over a period of 5 years.

•	Replace the portion of the Thrift/401(k) SERP Benefit attributable to the annual discretionary “Basic Contribution” (as defined in the SERP) with a benefit attributable to an annual Discretionary Contribution that would be based on company performance, effective January 1, 2012. The Discretionary Contribution will be equal to 2.5% of eligible compensation, with a three-year cliff-vesting schedule for all new contributions. The Basic Contribution is based on 2% of eligible compensation up to the Social Security wage base and 4% of eligible compensation above the Social Security wage base, subject to a five-year graded vesting schedule.

A copy of the amendment to the SERP is filed as Exhibit 10.1 to this Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

  (d)  Exhibits.

The following exhibit is being filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Second Amendment to the Federal Home Loan Mortgage Corporation Supplemental Executive Retirement Plan (as Amended and Restated January 1, 2008)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ John R. Dye

John R. Dye
Senior Vice President — Principal Deputy General Counsel, Corporate Affairs

Date: June 28, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Second Amendment to the Federal Home Loan Mortgage Corporation Supplemental Executive Retirement Plan (as Amended and Restated January 1, 2008)